Supplement to the
Fidelity Asset Manager® Funds
November 29, 2016
Prospectus

The following information replaces similar information for Fidelity Asset Manager 20%, Fidelity Asset Manager 30%, Fidelity Asset Manager 40%, Fidelity Asset Manager 50%, Fidelity Asset Manager 60%, Fidelity Asset Manager 70%, and Fidelity Asset Manager 85% found in the "Fund Basics" section under the "Principal Investment Strategies" heading.

Stock Class

The fund invests in stocks mainly by investing in sector central funds, which are managed in an effort to outperform different sectors of the U.S. stock market. At present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities. The fund invests in all of the sector central funds in combination in an effort to outperform the U.S. market as a whole.

Effective October 1, 2017, the following information replaces similar information found in the “Shareholder Information” section under the “Buying Shares” heading.

Minimum Waivers

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund, a qualified tuition program or an ABLE program for which Fidelity serves as investment manager, a health savings account for which Fidelity serves as recordkeeper, certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

AR-17-03 1.899421.113	September 20, 2017